SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 12, 2002


                              MEDINEX SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                   000-26337              82-0514605
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 (State or Other Jurisdiction of       (Commission          (I.R.S. Employer
  Incorporation or Organization)       File Number)      Identification Number)


                  215 Celebration Place
                        Suite 500
                   Celebration, Florida                        34747
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         (Address of Principal Executive Offices)            (Zip Code)


        Registrants telephone number, including area code: (407) 566-1234

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                                TABLE OF CONTENTS

         Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         SIGNATURES
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Table of Contents

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Change in Management and Address of Principal Executive Offices

         On November 12, 2002, the Board of Directors of Medinex Systems, Inc. approved the following actions:

         Anthony J. Paquin's employment with Medinex was terminated by the Board of Directors, effective October 31, 2002. Mr. Paquin held the positions of Chairman of the Board, Chief Executive Officer, President, and Chief Financial Officer.



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         Kelly McCarthy Paquin's  employment with Medinex was also terminated by the Board of Directors, effective October 31, 2002. Ms. Paquin held the position of Executive Vice President.

         Appointment of Colin Christie as Chief Executive Officer and President of Medinex, effective November 1, 2002.

         Appointment of Maureen Cantley as Interim Chief Financial Officer, and Corporate Secretary of Medinex, effective November 1, 2002.

         Appointment of R. Scot Haug, as non-executive Chairman of the Board of Directors of Medinex, effective November 12, 2002.

         Relocation  of  the  principal   executive   offices  of  Medinex  from
Celebration, Florida, to Kootenai County, Idaho.

         On November 13, 2002, the Board of Directors of Medinex Systems, Inc. accepted the resignation of Dr. Robert Gober as a Director of the Corporation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


 Dated as of November 14, 2002.

 MEDINEX SYSTEMS, INC.
 BY /s/Colin Christie
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    Colin Christie
    President and Chief Executive Officer






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